FIRST AMENDMENT TO
                                CREDIT AGREEMENT


                            Dated as of July 20, 1998


                                      Among

                                    ASC UTAH
                                 ASC WEST, INC.
                       STEAMBOAT SKI & RESORT CORPORATION
                        STEAMBOAT DEVELOPMENT CORPORATION
                    HEAVENLY VALLEY SKI & RESORT CORPORATION
                              HEAVENLY CORPORATION
                      HEAVENLY VALLEY, LIMITED PARTNERSHIP
                                  as Borrowers,


                            AMERICAN SKIING COMPANY,
                                  as Guarantor,


                            THE LENDERS PARTY HERETO,


                                BANKBOSTON, N.A.,
                            as Agent for the Lenders

                                       and

                            DLJ CAPITAL FUNDING, INC.
                     as Documentation Agent for the Lenders

                       FIRST AMENDMENT TO CREDIT AGREEMENT



         This FIRST AMENDMENT TO CREDIT AGREEMENT is entered into as of July 20, 1998 by and among ASC UTAH, a Maine corporation ("ASC Utah"), ASC WEST, INC., a Maine corporation ("ASC West"), STEAMBOAT SKI & RESORT CORPORATION, a Delaware corporation, STEAMBOAT DEVELOPMENT CORPORATION, a Delaware corporation, HEAVENLY VALLEY SKI & RESORT CORPORATION, a Delaware corporation, HEAVENLY CORPORATION, a Delaware corporation, HEAVENLY VALLEY, LIMITED PARTNERSHIP, a Nevada limited partnership of which Heavenly Valley Ski & Resort Corporation and Heavenly
Corporation own all of the partnership interests (each a "Borrower" and collectively, the "Borrowers"), AMERICAN SKIING COMPANY, a Maine corporation ("American Ski"), the lenders from time to time party hereto (the "Lenders"), BANKBOSTON, N.A., a national banking association, as Agent for the lenders from time to time party hereto (the "Agent") and DLJ CAPITAL FUNDING, INC., as Documentation Agent for the lenders from time to time party hereto (the "Documentation Agent") under the Credit Agreement referred to below.


                                    Recitals

         The Borrowers, American Ski, the Lenders, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of November 12, 1997 (as amended, the "Credit Agreement"). The Borrowers and American Ski desire to amend the Credit Agreement in various respects, including amending the definition of Maximum Revolving Credit Amount to increase the amount available by $10,000,000. The Agent, the Documentation Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 5, the Borrowers, American Ski, the Lenders, the Documentation Agent and the Agent hereby agree as follows:

          Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Maximum Revolving Credit Amount in its entirety and substituting therefor the following:

                  "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of (a) the applicable amount set forth below (as each such amount may be reduced from time to time pursuant to the mandatory reduction requirements of Section 4.1(c)):

Closing Date through May 30, 1999                    $75,000,000
May 31, 1999 through May 30, 2000                     74,650,000
May 31, 2000 through May 30, 2001                     73,650,000
May 31, 2001 through May 30, 2002                     68,150,000
May 31, 2002 through May 30, 2003                     62,400,000
May 31, 2003 through May 30, 2004                     56,550,000

         or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.12; provided that if the obligation of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0.

        Section 2. Revised Revolving Credit Notes. The Agent, the Documentation Agent, the Lenders, American Ski, and the Borrowers hereby agree that the Borrowers shall execute and deliver to the Lenders the Revolving Credit Notes in the form of Exhibit A hereto to evidence the Revolving Credit Advances, which notes, from and after the date hereof, shall be deemed to be the Revolving
Credit Notes under the Credit Agreement. Accrued interest on the Borrowers' Revolving Credit Notes dated November 12, 1997, through the date hereof shall be paid on the dates for payment thereof under the Credit Agreement.

          Section 3. Sale and Leaseback. Section 9.11 of the Credit Agreement is hereby amended by inserting the following at the end of that section:

        Provided, however, that on or before July 31, 1998, ASC West, Inc. may sell or transfer non-essential equipment to American Ski and ASC East, in an aggregate amount of not greater than $500,000, with the intention of taking back a lease of the same property, so long as the rights in such lease are granted to the Agent, all on terms acceptable to the Agent. Such equipment shall be transferred or sold subject to the continuing security interest of the Agent and the Lenders and shall continue to be Collateral.

          Section 4. Events of Default. Section 10.1 of the Credit Agreement is hereby amended by deleting paragraph (e) clause (ii) in its entirety and substituting therefor the following:

        (ii) shall fail to observe or perform its covenants, agreements and obligations under any other material lease or other agreement by which it is bound, including the $25,000,000 leasing facility with BankBoston Leasing, Inc., dated as of July 20, 1998.

        Section 5. Effectiveness; Conditions to Effectiveness. This First Amendment to Credit Agreement shall become effective as of July 20, 1998 upon execution hereof by the Borrowers, the Lenders, and the Agent and satisfaction of the following conditions:

                  (a) Revolving Credit Notes. The Borrowers shall have delivered to the Lenders revised Revolving Credit Notes in the aggregate principal amount of $75,000,000, in the form of Exhibit A hereto, in exchange for the outstanding Revolving Credit Notes dated November 12, 1997.

                  (b) Officers' Certificate. The Borrowers and American Ski shall have delivered to the Agent an Officers' Certificate in the form of Exhibit B hereto.

                  (c) Opinion of Counsel. The Borrowers and American Ski shall have delivered to the Agent an opinion of Pierce Atwood, counsel to American Ski and the Borrowers, in form and substance satisfactory to the Agent.

                  (d) Execution of the First Amendment to Amended and Restated Credit Agreement. Execution of the First Amendment to Amended and Restated Credit Agreement among the ASC East Borrowers, the Agent, the Documentation Agent and the Lenders party thereto simultaneously herewith and the compliance by the ASC East Borrowers with all agreements contained in the First Amendment to Amended and Restated Credit Agreement, including satisfaction of all conditions precedent to effectiveness thereunder.

        Section 6. Amendments to Mortgages. American Ski and the Borrowers hereby covenant that promptly following the execution and delivery of this First Amendment to Credit Agreement, American Ski and the Borrowers shall duly and properly record and file amendments to the Mortgages, Collateral Assignments of Leases, Collateral Assignments of Income, Assignments in Trust and Assignments of Licenses, reflecting the increase in the amount secured by $10,000,000, in form and substance acceptable to the Agent.

        Section 7. Representations and Warranties; No Default. American Ski and the Borrowers, jointly and severally, hereby confirm to the Agent and the Lenders, the representations and warranties of American Ski and the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. American Ski and the Borrowers hereby certify that, after giving effect to this First Amendment to Credit Agreement, no Default exists under the Credit Agreement (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date).

        Section 8. Miscellaneous. The Borrowers agree to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. All references to the Credit Agreement in the Credit Agreement, the other Lender Agreements or any other document shall be deemed to refer to the Credit Agreement as amended hereby. This First Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, American Ski, the Borrowers, the Lenders, the Documentation Agent, and the Agent have caused this First Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.


                      ASC UTAH
                      ASC WEST, INC.
                      STEAMBOAT SKI & RESORT CORPORATION
                      STEAMBOAT DEVELOPMENT CORPORATION
                      HEAVENLY VALLEY SKI & RESORT CORPORATION
                      HEAVENLY CORPORATION



                      By:/s/ Christopher E. Howard
                         ----------------------------
                      Name: Christopher E. Howard
                      Title: Senior Vice President


                      HEAVENLY VALLEY, LIMITED PARTNERSHIP
                      By: Heavenly Corporation, its general partner

                      By:/s/ Christopher E. Howard
                         ----------------------------
                      Name: Christopher E. Howard
                      Title: Senior Vice President


                      AMERICAN SKIING COMPANY
                      By:/s/ Christopher E. Howard
                         ----------------------------
                      Name: Christopher E. Howard
                      Title: Senior Vice President



                         BANKBOSTON, N.A., as Agent

                         By: /s/ Carlton F. Williams
                            ----------------------------
                         Name:  Carlton F. Williams
                         Title:  Director


                         DLJ CAPITAL FUNDING, INC., as Documentation Agent


                         By: /s/ illegible
                            -----------------------------
                         Name:
                         Title:

                         BANKBOSTON, N.A.

                         By: /s/ Carlton F. Williams
                            ----------------------------
                         Name:  Carlton F. Williams
                         Title:  Director

                         DLJ CAPITAL FUNDING, INC.


                         By: /s/ illegible
                            -----------------------------
                         Name:
                         Title:



                     NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                     By: /s/ illegible
                         --------------------------------
                     Name:
                     Title:

                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                      By:  /s/ Daniel G. Admans
                         ---------------------------------
                      Name: Daniel G. Adams
                      Title: Vice President



                      U.S. BANK NATIONAL ASSOCIATION d/b/a COLORADO NATIONAL
                      BANK


                      By:  /s/ William J. Sullivan
                         ----------------------------------
                      Name: William J. Sullivan
                      Title: Vice President


                      FIRST SECURITY BANK, N.A.


                      By:   Dick Van Klaveren
                          --------------------------------
                      Name:Dick Van Klaveren
                      Title: Vice President



                      FLOATING RATE PORTFOLIO

                      By: INVESCO SENIOR SECURED MANAGEMENT, INC., As Attorney in Fact


                      By: /s/ Anne McCarthy
                           --------------------------------
                      Name:  Anne McCarthy
                      Title: Authorized Signatory

                      MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                      By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                      By:/s/ John M. Johnson
                         --------------------------
                      Name: John M. Johnson
                      Title: Authorized Signatory



                      MERRILL LYNCH PRIME RATE PORTFOLIO

                      By: Merrill Lynch Asset Management, L.P., as Investment Advisor

                      By:/s/ John M. Johnson
                         --------------------------
                      Name: John M. Johnson
                      Title: Authorized Signatory


                      VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                      By: Jeffrey M. Maillet
                         --------------------------
                      Name: Jeffrey M. Maillet
                      Title: Senior Vice President & Director

                      EATON VANCE SENIOR DEBT PORTFOLIO

                      By:  Boston Management and Research, as
                      Investment Advisor

                      By: Payson F. Swaffield
                         -------------------------
                      Name: Payson F. Swaffield
                      Title: Vice President




                    CAPTIVA II FINANCE, LTD.


                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   HOWARD BANK

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   STANFIELD CAPITAL PARTNERS

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   KZH-PAMCO CORPORATION

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:

                   PAM CAPITAL FUNDING, L.P.
                   By: Highland Capital Management L.P., as
                   Collateral Manager

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                    By: Cypress Tree Investment Management Company, Inc., as Portfolio Manager

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                    KZH Holding Corporation III


                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title: